UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 9, 2020

LEGGETT & PLATT, INCORPORATED

(Exact name of registrant as specified in its charter)

Missouri	001-07845	44-0324630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 1 Leggett Road, Carthage, MO	64836
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 417-358-8131

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	LEG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensation Committee Reduces 2020 Base Salaries for Executive Officers by 50%

The Company is considering a variety of cost-cutting measures in response to the economic downturn and uncertainty caused by the COVID-19 pandemic, including reductions to certain senior executive compensation. On April 9, 2020, on the recommendation of the Company’s senior management team, the Compensation Committee of the Board of Directors (the “Committee”) reduced the 2020 base salaries for all of our executive officers, including the named executive officers listed below. Effective April 12, 2020, the bi-weekly rate of their base salaries was reduced by 50% for an indefinite time period.

Named Executive Officers	Initial 2020 Base Salary	Reduced 2020 Base Salary
Karl G. Glassman, Chairman & CEO	$1,225,000	$612,500
J. Mitchell Dolloff, President & COO, President – Bedding Products	$700,000	$350,000
Jeffrey L. Tate, EVP & CFO	$570,000	$285,000
Scott S. Douglas, SVP – General Counsel & Secretary	$450,000	$225,000
Perry E. Davis, Former EVP, President – Residential Products & Industrial Products (SVP – Operations, 1/1/2020 through 2/7/2020)[1]	$530,000	N/A
Matthew C. Flanigan, Former EVP & CFO[2]	N/A	N/A

[1]	Mr. Davis retired February 7, 2020.
[2]	Mr. Flanigan retired December 31, 2019.

Attached and incorporated herein by reference as Exhibit 10.1 is the Company’s updated Summary Sheet of Executive Cash Compensation.

Jeffrey L. Tate Waives Termination Rights under Separation Agreement

Concurrent with the Committee’s action to reduce the executive officers’ 2020 base salaries, Jeffery L. Tate and the Company, on April 9, 2020, entered into a Limited Waiver – Separation Agreement (the “Waiver Agreement”) whereby Mr. Tate waived his rights under the Separation Agreement, dated August 6, 2019 (the “Separation Agreement”) to terminate his employment for “Good Reason” and to receive termination benefits under the Separation Agreement in connection with a base salary reduction not to exceed 50% for a duration not to exceed December 31, 2020. Under the Waiver Agreement, Mr. Tate’s continuing waiver is additionally conditioned upon (i) the reduction of his base salary being approved by the Committee, (ii) the reduction of his base salary not exceeding (on a percentage basis) the reduction made to the Chief Operating Officer’s compensation, and (iii) the duration of his base salary reduction not extending beyond the duration of the reduction made to the Chief Operating Officer’s compensation.

Among other things, the Separation Agreement provides that if Mr. Tate is terminated by the Company for any reason other than for cause, death or disability, or he terminates his employment for Good Reason (which includes the reduction of Mr. Tate’s base salary as in effect on his start date of September 3, 2019, but for his waiver under the Waiver Agreement), and either of which is within 24 months from that start date, the Company must pay Mr. Tate the following termination benefits:

(a)	12 months of his base salary (in effect at the time the notice of termination is given) for a termination that occurs within 12 months from the start date;

(b)	6 months of his base salary (in effect at the time the notice of termination is given) for a termination that occurs between 12 and 24 months from the start date;

(c)	Pro rata cash incentive award under the Key Officers Incentive Plan for the year of termination based upon the results achieved under the KOIP for the year;

(d)	Lump sum payment equal to 18 months of COBRA medical coverage; and

(e)	Reasonable and customary outplacement services for the shorter of (i) 12 months following the date of termination and (ii) the date Mr. Tate accepts an offer of employment.

Mr. Tate is not required to mitigate the amount of any of the termination benefits under the Separation Agreement by seeking other employment or otherwise; provided, however, any health, welfare and fringe benefits that Mr. Tate would receive from full time employment by a third person shall reduce any such benefits under (d) above, and the outplacement services under (e) above would cease. The Company’s obligation to make payment under the Separation Agreement is subject to Mr. Tate’s execution and delivery to the Company of a release and covenant not to sue agreement.

The disclosure above is only a brief description of the Waiver Agreement and the relevant parts of the Separation Agreement and is qualified in its entirety by each such agreement with Mr. Tate, which are incorporated herein by reference as Exhibit 10.2 and Exhibit 10.3, respectively.

Compensation Committee Provides that Reduction in 2020 Base Salaries Will Not Be Effective For Purpose of Calculating Benefits Under Severance Benefit Agreements

On April 9, 2020, concurrent with the Committee’s action to temporarily reduce the executive officers’ 2020 base salaries, the Committee provided that the temporary reduction in 2020 base salaries is not effective for the purpose of calculating any benefit under the severance benefit agreements currently in place with executive officers.

Reference is made to the (i) Severance Benefit Agreement between the Company and Karl G. Glassman, dated May 9, 2017, filed May 11, 2017 as Exhibit 10.1 to the Company’s Form 8-K; (ii) Severance Benefit Agreement between the Company and J. Mitchell Dolloff, dated May 9, 2017, filed May 11, 2017 as Exhibit 10.4 to the Company’s Form 8-K; (iii) Severance Benefit Agreement between the Company and Jeffrey L. Tate, dated August 6, 2019, filed August 6, 2019 as Exhibit 10.11 to the Company’s Form 8-K; and (iv) Amended and Restated Severance Benefit Agreement between the Company and Scott S. Douglas, dated December 30, 2008, filed February 22, 2018 as Exhibit 10.7 to the Company’s Form 10-K.

Item 8.01	Other Events.

Also, on April 9, 2020, the Board of Directors of the Company reduced director cash compensation by 50% in response to the economic downturn and uncertainty caused by the COVID-19 pandemic. The reduction applies to annual Board cash retainers, committee chair cash retainers and committee member cash retainers, all of which are paid on a quarterly basis. The reduction in compensation went into effect immediately and is applicable to the second quarter 2020 director fees. The Board will evaluate the cash payment rates on a quarterly basis.

Attached and incorporated herein by reference as Exhibit 10.4 is the Company’s updated Summary Sheet of Director Compensation.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX

Exhibit No.	Description

10.1*,**	Summary Sheet of Executive Cash Compensation.

10.2*,**	Limited Waiver – Separation Agreement between the Company and Jeffrey L. Tate, dated April 9, 2020.

10.3**

Separation Agreement between the Company and Jeffrey L. Tate, dated August 6, 2019, filed August 6, 2019 as Exhibit 10.12 to the Company’s Form 8-K, is incorporated by reference. (SEC File No. 001-07845)

10.4*,**	Summary Sheet of Director Compensation

101.INS	Inline XBRL Instance Document (the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document)

101.SCH *	Inline XBRL Taxonomy Extension Schema

101.LAB *	Inline XBRL Taxonomy Extension Label Linkbase

101.PRE *	Inline XBRL Taxonomy Extension Presentation Linkbase

104	Cover Page Interactive Data File (embedded within the inline XBRL document contained in Exhibit 101)

*        Denotes filed herewith.

**	Denotes management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGGETT & PLATT, INCORPORATED

Date: April 14, 2020	By:	/s/ SCOTT S. DOUGLAS
Scott S. Douglas
Senior Vice President –
General Counsel & Secretary

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